SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                            FORM 8-K/A Amendment No. 2

                           CURRENT REPORT ON FORM 8-K

                         PURSUANT TO SECTION 13 or 15(d)


                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 17, 2001
                                 --------------

                Date of Report (Date of earliest event reported)


                       NT Media Corp. of California, Inc.
                       ----------------------------------
               (Exact Name of Registrant as specified in Charter)

                          Commission File No. 000-31012


                 Delaware                                     95-4802493
                 --------                                     ----------

      (State of Other Jurisdiction                         (I.R.S. Employer
            of Incorporation)                             Identification No.)


         5410 Wilshire Boulevard
         Los Angeles, California                                90036
         -----------------------                             -----------
(Address of Principal Executive Office)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (323) 954-3995

                       Registrant's Former Name: MVD, Inc.






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Item 1. Change in Control
-------------------------

         Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") entered into and dated as of April 17, 2001 between MVD, Inc. ("MVD" or the "Registrant"), a Delaware corporation, and the sole share holders of eCast Media Corporation, Inc. ("eCast"), a Delaware corporation, 100% of the outstanding shares of common stock of eCast were exchanged for 10,000,000 new shares of common stock of MVD in a transaction in which MVD effectively became the parent corporation of eCast.

         The Exchange Agreement was adopted by the unanimous consent of the Board of Directors and of the shareholders of both MVD and eCast on April 17, 2001.

         Prior to the merger, eCast had 1,321,582 shares of common stock outstanding all of which shares 1,321,582 (or 100% of the outstanding shares) were exchanged by the eight shareholders of eCast for 10,000,000 shares of common stock of MVD. By virtue of the exchange, eCast shareholders acquired 80% of the issued and outstanding common stock of MVD and there was a change of control of MVD.

         Prior to the effectiveness of the Exchange Agreement, MVD had an aggregate of 2,500,000 shares of common stock, par value $.001, issued and outstanding.

         Upon closing of the Stock Exchange Agreement, MVD had an aggregate of 12,500,000 shares of common stock outstanding.

         The officers and directors of eCast became officers and directors of MVD subsequent to the Stock Exchange Agreement and the officers and directors of MVD resigned their positions in MVD. See "Item 6" below. The by-laws of MVD will continue without change.

         Subsequently, on April 24, 2001 MVD changed its name to NT Media Corp of California, Inc. and increased its authorized common stock from 50,000,000 to 100,000,000. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as an Exhibit.

         The business to be conducted by MVD after closing of the Stock Exchange Agreement is the business of eCast Media Corporation, Inc. ("eCast").

eCast Media Corporation, Inc.

         eCast Media Corporation, Inc., ("eCast") commenced business on June 4, 1999 as a limited liability company under the laws of the State of California. On March 17, 2000, eCast converted from a limited liability company to a "C" corporation in the State of Delaware. The business of MVD is now the business formerly conducted by eCast.

         eCast is a development stage diversified media company operating in Los Angeles, California engaged in the production, aggregation and distribution of on and offline content, the management of on and off line talent and literary clients and the provision of strategic consulting services to growth oriented companies in the entertainment & media, communications and technology sectors. eCast's primary operations include Gen-Y Netcaster Neurotrash.com, a full service talent management division, NY Management, a film and television production and finance division, NT Entertainment, and a strategy consulting group, NT Consulting which provides consulting services primarily to growth oriented companies in the entertainment & media, communications and technology sectors.








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eCast has generated or will generate revenue from its divisions as follows:

o Neurotrash.com through advertising, e-commerce, sponsorships, BzB (business to business) content sales and syndication of programming owned or controlled by Neurotrash, subscriptions from internet subscribers and from premium services, such as pay-for-view preferred content;
o NT Management through talent or client management services such as advice, counsel and direction in the development and enhancement of clients' selection of project, in all matters of publicity and public relations, and in the general practices of the entertainment industry, for which eCast will receive a percentage of compensation on a project by project basis pursuant a negotiated fee arrangement typically ranging from 10% to 15%;
o NT Entertainment through the production and licensing and the acquisition and commercialization of theatrical, network television, cable television, home video and the distribution or syndication of such productions domestically and in foreign territories for a negotiate percentage of box office and ancillary gross or adjusted gross revenues;
o NT Consulting through providing consulting services to growth oriented companies in the entertainment & media, communications and technology sectors for a consulting fee or for commission. Core offerings include advisory services, implementation services, and development of client toolkits.

         A copy of the Stock Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.


Item 2. Acquisition or Disposition of Assets
--------------------------------------------

This Item 2 is Not Applicable.


Item 3. Bankruptcy or Receivership
----------------------------------

This Item 3 is Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

The newly constituted board of directors of the Registrant by resolution adopted April 25,2001 replaced the accountancy corporation of Lesley, Thomas, Schwarz and Postma, Inc. with the accounting firm of Caldwell, Becker, Dervin, Petrick
& Co., L.L.P. In connection with the audit for the period from March 14, 2000 through December 31, 2000, there were no disagreements between the Company and Lesley, Thomas, Schwarz and Postma, Inc. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Lesley, Thomas, Schwarz and Postma, Inc., would have been referred to in its report on matters for which it had been engaged as auditors. Lesley, Thomas, Schwarz and Postma, Inc.'s report on the Company's financial statements for the period March 14, 2000 through December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The letter of Lesley, Thomas, Schwarz and Postma, Inc. agreeing with the statements herein above is attached as an exhibit.


Item 5. Other Events
--------------------


 .........This Item 5 is Not Applicable.




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Item 6. Resignations of Registrant's Directors
----------------------------------------------

     As provided in the Stock Exchange Agreement, the directors of the Registrant resigned on the date of closing, April 17, 2001, nominating Christian Mehringer as Chairman of the board of directors. Mr.Mehringer appointed Dana O'Connor and Ali Moussavi as directors to fill the vacancies on the board of directors. Mr.Mehringer was elected by the board of directors as Chief Executive Officer and Secretary and Mr.O'Connor was elected as President.



Item 7. Financial Statement, Proforma, Financial Information and Exhibits
-------------------------------------------------------------------------
     (a) The financial statements of eCast Media Corporation, Inc. and MVD, Inc. are being prepared on a consolidated basis for filing. The Registrant respectfully requests the extension of time for filing for sixty (60) days from the date hereof pursuant to Form 8-K.
     (b) Exhibits


         Exhibit number
         --------------


2.0      Stock Exchange Agreement (previously filed)
3.1 Certificate of Amendment to the Certificate of Incorporation (previously filed.)
23.1     Letter of Lesley, Thomas, Schwarz and Postma, Inc. dated May 31, 2001.




Item 8. Change in Fiscal Year
-----------------------------
This Item 8 is Not Applicable.




                                   Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MVD, Inc.

                                         By: /s/ Christian Mehringer
                                         ---------------------------
                                         Name:  Christian Mehringer
                                         Title: Chief Executive Officer


Dated: May 31, 2001